UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF NEW YORK

In re Eastman Kodak Company		Case No. (Jointly Administered)	12-10202
		Reporting Period:	30-Apr-12
		Federal Tax I.D. #	16-0417150

CORPORATE MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Account Information	MOR-1a	x
Copies of bank statements			x
Cash disbursements journals			x
Statement of Operations (Income Statement)	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt			x
Copies of tax returns filed during reporting period			x
Summary of Unpaid Post-petition Debts	MOR-4		x
Listing of Aged Accounts Payable			x
Accounts Receivable Reconciliation and Aging	MOR-5		x
Taxes Reconciliation and Aging	MOR-5		x
Payments to Insiders and Professionals	MOR-6		x
Post-petition Secured Notes Adequate Protection Payments	MOR-6		x
Debtor Questionnaire	MOR-7	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Eric Samuels		May 30, 2012
Signature of Authorized Individual*		Date

Eric Samuels
Printed Name of Authorized Individual

Chief Accounting Officer and Corporate Controller
Title

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability compay.

In re Eastman Kodak Company		Form No.	Legal Entities and Notes to MOR
		Case No. (Jointly Administered)	12-10202
		Reporting Period:	30-Apr-12
		Federal Tax I.D. #	16-0417150

Listing of Debtor Entities and Notes to the Monthly Operating Report

GENERAL:
The report includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number
Kodak Realty, Inc.	12-10201
Eastman Kodak Company	12-10202
Creo Manufacturing America LLC	12-10203
Eastman Kodak International Capital Company, Inc.	12-10204
Far East Development Ltd.	12-10205
FPC Inc.	12-10206
Kodak (Near East), Inc.	12-10207
Kodak Americas, Ltd	12-10208
Kodak Aviation Leasing LLC	12-10209
Kodak Imaging Network, Inc.	12-10210
Kodak Philippines, Ltd.	12-10211
Kodak Portuguesa Limited	12-10212
Laser-Pacific Media Corporation	12-10213
NPEC Inc.	12-10214
Pakon, Inc.	12-10215
Qualex Inc.	12-10216

Notes to the MOR:
This Monthly Operating Report ("MOR") has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the bankruptcy cases and is in a format acceptable to the U.S. Trustee.  The financial information contained herein is unaudited, limited in scope and as discussed below, is not prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The unaudited combined financial statements have been derived from the books and records of the Debtors. The information furnished in this report includes primarily normal recurring adjustments, but not all the adjustments that would typically be made for the quarterly and annual financial statements  to be in accordance with U.S. GAAP.  Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that Eastman Kodak Company and related Debtors applies in the preparation of its quarterly and annual financial information in accordance with U.S. GAAP.  Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and these changes could be material.

The financial statements presented in MOR-2 and MOR-3 do not include elimination entries for intercompany balances related to non-debtor affiliates.  Investment in subsidiary balances are recorded at cost which may not be in accordance with U.S. GAAP.  Intercompany transactions between Debtors have been eliminated in the financial statements contained herein.   The amounts currently classified as liabilities subject to compromise may be subject to future change.

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position and cash flows of the Debtors in the future.  The Debtors caution readers not to place undue reliance upon the MOR.  There can be no assurance that such information is complete and the MOR may be subject to revision.

Notes to MOR 4 and MOR 5:
Eastman Kodak Company and related debtors will disclose the ending accounts receivable and accounts payable balances as part of MOR 3. Due to the volume of transactions related to customer and vendor billings and payments, these items will be made available upon request.

Note to MOR 6:
Eastman Kodak Company and related debtors believe the various motions, filings, and orders that occur with the U.S. Bankruptcy Courts on a regular basis achieve the disclosure requirement of this MOR.

In re Eastman Kodak Company			Form No.	MOR-1
			Case No. (Jointly Administered)	12-10202
			Reporting Period:	30-Apr-12
			Federal Tax I.D. #	16-0417150

Schedule of Cash Receipts and Disbursements				TIME PERIOD:
(Amounts in $'s)				4/1/2012 - 4/30/2012

Debtor	Case Number	Cash Receipts	Cash Disbursements	Total
Kodak Realty, Inc.	12-10201	$ -	$ -	$ -
Eastman Kodak Company	12-10202	182,090,340	(213,353,895)	(31,263,555)
Creo Manufacturing America LLC	12-10203	-	-	-
Eastman Kodak International Capital Company, Inc.	12-10204	-	-	-
Far East Development Ltd.	12-10205	-	-	-
FPC Inc.	12-10206	889,650	(413,189)	476,461
Kodak (Near East), Inc.	12-10207	1,990,802	(2,603,333)	(612,531)
Kodak Americas, Ltd	12-10208	-	(1,965)	(1,965)
Kodak Aviation Leasing LLC	12-10209	-	-	-
Kodak Imaging Network, Inc.	12-10210	-	(5,303,931)	(5,303,931)
Kodak Philippines, Ltd.	12-10211	241,902	(229,869)	12,033
Kodak Portuguesa Limited	12-10212	-	-	-
Laser-Pacific Media Corporation	12-10213	-	-	-
NPEC Inc.	12-10214	-	(321,536)	(321,536)
Pakon, Inc.	12-10215	-	-	-
Qualex Inc.	12-10216	2,909,186	(2,179,959)	729,227

Notes to MOR-1:
Cash receipts and disbursement amounts are derived based on information from the Debtors bank statements.  Cash receipts and disbursements between Debtor entities are not included in this schedule.  Certain tax payments made by Eastman Kodak Company on behalf of the Debtors are included in the amounts under Eastman Kodak Company.

Cash receipts for Kodak Imaging Network, Inc. have been included under Eastman Kodak Company as separate cash receipt accounts do not exist.

Cash receipts and cash disbursements related to the Debtor-In-Possession financing have been excluded from the cash receipts and disbursement totals above.

In re Eastman Kodak Company			Form No.	MOR-1a
			Case No. (Jointly Administered)	12-10202
			Reporting Period:	30-Apr-12
			Federal Tax I.D. #	16-0417150

Bank Account Information
(Amounts in $'s)

Legal Entity	Case Number	Bank Name / Address	Account Number	Bank Balance
Eastman Kodak Company	12-10202	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	2890	129,203
Eastman Kodak Company	12-10202	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	1931	71,080
Eastman Kodak Company	12-10202	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	2887	-
Eastman Kodak Company	12-10202	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	6550	-
Eastman Kodak Company	12-10202	Bank of Colorado-Front Range 1041 Main Street PO Box 939 Windsor, CO 80550	1232	11,774
Eastman Kodak Company	12-10202	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0001	2763	1,463,152
Eastman Kodak Company	12-10202	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0007	9220	-
Eastman Kodak Company [A]	12-10202	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0007	8751	2,202,644
Eastman Kodak Company	12-10202	Bank of the West, 1977 Saturn St Montery Park, CA 91755	1392	149,988
Eastman Kodak Company	12-10202	Citibank, N.A., 388 Greenwich Street 23rd Floor, New York, NY 10013	9217	569,670,542
Eastman Kodak Company	12-10202	Citibank, N.A., 388 Greenwich Street 23rd Floor, New York, NY 10013	1373	-
Eastman Kodak Company	12-10202	Citibank, N.A., 388 Greenwich Street 23rd Floor, New York, NY 10013	6005	47,294
Eastman Kodak Company	12-10202	Citibank, N.A., 388 Greenwich Street 23rd Floor, New York, NY 10013	8982	-
Eastman Kodak Company	12-10202	Citibank, N.A., 388 Greenwich Street 23rd Floor, New York, NY 10013	5619	-
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Clara City 55 NW First Street PO Box 430 Clara City, MN 56222	0004	686
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Clara City 55 NW First Street PO Box 430 Clara City, MN 56222	7377	-
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Clara City 55 NW First Street PO Box 430 Clara City, MN 56222	7390	-
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Lake Lillian, 431 Lakeview Street PO Box 12 Lake Lillain, MN 56253	0454	2,387
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Lake Lillian, 431 Lakeview Street PO Box 12 Lake Lillain, MN 56253	5473	-
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Lake Lillian, 431 Lakeview Street PO Box 12 Lake Lillain, MN 56253	5502	-
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Lake Lillian, 431 Lakeview Street PO Box 12 Lake Lillain, MN 56253	5481	Closed on 02/02/12
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Lake Lillian, 431 Lakeview Street PO Box 12 Lake Lillain, MN 56253	5529	-
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Lake Lillian, 431 Lakeview Street PO Box 12 Lake Lillain, MN 56253	5510	-
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Lake Lillian, 431 Lakeview Street PO Box 12 Lake Lillain, MN 56253	5545	-
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Lake Lillian, 431 Lakeview Street PO Box 12 Lake Lillain, MN 56253	5537	-
Eastman Kodak Company	12-10202	ESL Federal Credit Union, 225 Chestnut Street Rochester, NY 14604-2424	0512	4,627
Eastman Kodak Company	12-10202	J P Morgan Chase, 270 Park Ave., New York, NY 10080	7561	173,409
Eastman Kodak Company	12-10202	J P Morgan Chase, 270 Park Ave., New York, NY 10081	5762	90,647
Eastman Kodak Company	12-10202	J P Morgan Chase, 270 Park Ave., New York, NY 10081	0023	100,639
Eastman Kodak Company	12-10202	Keybank 303 Broadway, 16th Floor OH-18-30-1603 Cincinnati, OH 45202	2200	-
Eastman Kodak Company	12-10202	Keybank 303 Broadway, 16th Floor OH-18-30-1603 Cincinnati, OH 45202	7435	10,000
Eastman Kodak Company	12-10202	PNC Bank, Two Tower Center 23rd Floor, E. Brunswick, NJ 08816	7407	14,377,002
Eastman Kodak Company	12-10202	PNC Bank, Two Tower Center 23rd Floor, E. Brunswick, NJ 08816	6372	-
Eastman Kodak Company	12-10202	PNC Bank, Two Tower Center 23rd Floor, E. Brunswick, NJ 08816	1396	-
Eastman Kodak Company	12-10202	PNC Bank, Two Tower Center 23rd Floor, E. Brunswick, NJ 08816	3104	-
Eastman Kodak Company [B]	12-10202	Bank of New York Mellon, One Wall Street 14th Floor New York, NY 10286	3563	-
Eastman Kodak Company [B]	12-10202	Citibank, N.A., 227 West Monroe Street GBK-25 Chicago, IL 60606	6598	-
Eastman Kodak Company [B]	12-10202	Bank of America, 602 Peachtree St NE 10th Floor Atlanta, GA 30308	9093	-
Eastman Kodak Company	12-10202	Wells Fargo Bank, CTS ABS Wilmington DE WFBNA, 919 N. Market St, 16th Floor Wilmington, DE 19801-3023	8200	5,331,185
Eastman Kodak International Capital Co. Inc.	12-10204	Citibank, N.A., 388 Greenwich Street 23rd Floor, New York, NY 10013	5123	-
FPC Inc.	12-10206	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0008	5127	-
FPC, Inc.	12-10206	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	2888	-
FPC, Inc.	12-10206	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	2900	50,000
FPC, Inc.	12-10206	BNL Banca Nazionale del Lavoro - Agenzia Cinisello Balsamo - Piazza Gramsci 34, 20092 Cinisello Balsamo (MI) Italy	3911	1,929,417
Kodak Imaging Network	12-10210	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0003	1033	-
Laser Pacific Media	12-10213	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	4408	-
Laser Pacific Media	12-10213	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0009	4409	-
NPEC Inc	12-10214	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0006	9069	-
Qualex Inc.	12-10216	PNC Bank, Two Tower Center 23rd Floor, E. Brunswick, NJ 08816	2114	-
Qualex, Inc	12-10216	J P Morgan Chase, 270 Park Ave., New York, NY 10081	4930	419,621
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	3858	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	3861	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	3874	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	3887	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	3890	Closed on March 21, 2012
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	2531	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	8537	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	8540	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	1062	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	9859	Closed on March 21, 2012
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	0694	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	1961	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	3703	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	3716	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	3729	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	3174	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	0791	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	8010	-
Qualex, Inc.	12-10216	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0001	4332	-
Qualex, Inc.	12-10216	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0002	4421	-
Qualex, Inc.	12-10216	Ozark Mountain Bank 1115 James Wpps Road Branson, Mo 65616	5568	Closed on March 1, 2012
Qualex, Inc.	12-10216	Ozark Mountain Bank 1115 James Wpps Road Branson, Mo 65616	5491	Closed on March 1, 2012
Qualex, Inc.	12-10216	Ozark Mountain Bank 1115 James Wpps Road Branson, Mo 65616	5656	58,729
Qualex, Inc.	12-10216	Ozark Mountain Bank 1115 James Wpps Road Branson, Mo 65616	5579	355
Qualex, Inc.	12-10216	Ozark Mountain Bank 1115 James Wpps Road Branson, Mo 65616	5480	44,480
Qualex, Inc.	12-10216	PNC Bank, Two Tower Center 23rd Floor, E. Brunswick, NJ 08816	7371	-
Qualex, Inc.	12-10216	SunTrust Bank 3325 Parkway Pigeon Forge, TN 37863	2657	149,770
Qualex, Inc.	12-10216	SunTrust Bank 3325 Parkway Pigeon Forge, TN 37863	2665	43,137
Qualex, Inc.	12-10216	US Bank N.A., Towne Square Branch 5000 Frederica Street, Suite 47 Owensboro, KY 42301	4838	Closed on January 29, 2012
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	9268	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	9307	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	9310	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	9297	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	9271	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	9284	-
Kodak Americas, Ltd	12-10208	CitibankAvenida Canaval Y Moreyra 480, San Isidro, Lima	4009	8,188
Kodak Americas, Ltd	12-10208	CitibankAvenida Canaval Y Moreyra 480, San Isidro, Lima	4017	71
Kodak Americas, Ltd	12-10208	CitibankAvenida Canaval Y Moreyra 480, San Isidro, Lima	4041	9
Kodak Americas, Ltd	12-10208	CitibankAvenida Canaval Y Moreyra 480, San Isidro, Lima	4106	4,256
Kodak Americas, Ltd	12-10208	CitibankAvenida Canaval Y Moreyra 480, San Isidro, Lima	4114	89,757
Kodak Americas, Ltd	12-10208	Banco de CréditoJuan de Arona 893, Piso 11 - San Isidro, Lima	1086	10,058
Kodak Americas, Ltd	12-10208	Banco de CréditoJuan de Arona 893, Piso 11 - San Isidro, Lima	0193	323,734
Kodak Americas, Ltd	12-10208	Citibank N.A. / Cerrito 455, Montevideo, Uruguay	5026	-
Kodak Americas, Ltd	12-10208	Citibank N.A. / Cerrito 455, Montevideo, Uruguay	5034	-
Kodak Americas, Ltd	12-10208	Citibank N.A. / Cerrito 455, Montevideo, Uruguay	5069	-
Kodak Americas, Ltd	12-10208	Citibank N.A. / Cerrito 455, Montevideo, Uruguay	5603	-
Kodak Americas, Ltd	12-10208	Citibank N.A. / Cerrito 455, Montevideo, Uruguay	5638	-
Kodak Americas, Ltd	12-10208	Citibank N.A. / Cerrito 455, Montevideo, Uruguay	5654	15,176
Kodak Americas, Ltd	12-10208	Citibank N.A. / Cerrito 455, Montevideo, Uruguay	5001	-
Kodak Americas, Ltd	12-10208	Citibank N.A. / Cerrito 455, Montevideo, Uruguay	5613	-
Kodak (Near East), Inc.	12-10207	Citibank N.A Dubai, Al Wasl Branch, Sheikh Rashid Road, PO Box 749, Dubai, UAE	8001	773,802
Kodak (Near East), Inc.	12-10207	CITIBANK INTL PLC, GREECE BRANCH , 8, OTHONOS STREET, Athens 10557, Greece	0073	1,755,380
Kodak (Near East), Inc.	12-10207	AMAROUSION BRANCH 146, 60, KIFISSIAS AVENUE, 151 25 AMAROUSION ATTICA, Athens, Greece	1217	15,399
Kodak (Near East), Inc.	12-10207	Citibank N.A Dubai, Al Wasl Branch, Sheikh Rashid Road, PO Box 749, Dubai, UAE	8605	71,452
Kodak (Near East), Inc.	12-10207	Citibank N.A Dubai, Al Wasl Branch, Sheikh Rashid Road, PO Box 749, Dubai, UAE	8613	1,388,393
Kodak (Near East), Inc.	12-10207	AMAROUSION BRANCH 107, 42, DIONISOU STREET, 151 24 AMAROUSION ATTICA, Athens Greece	4223	-
Kodak (Near East), Inc.	12-10207	Yeditepe Subesi, Buyukdere Cad. No:111 Mecidiyeköy, Sisli, Istanbul Turkey	5188	703,214
Kodak (Near East), Inc.	12-10207	Yeditepe Subesi, Buyukdere Cad. No:111 Mecidiyeköy, Sisli, Istanbul Turkey	2098	-
Kodak (Near East), Inc.	12-10207	Yeditepe Subesi, Buyukdere Cad. No:111 Mecidiyeköy, Sisli, Istanbul Turkey	2627	992,327
Kodak (Near East), Inc.	12-10207	Baglarbasi Subesi, Cumhuriyet Cad. Anıt Sok. No:70-C, 34674 Uskudar, Istanbul, Turkey	5001	90
Kodak Portuguesa Limited	12-10212	Citibank N.A Dubai, Al Wasl Branch, Sheikh Rashid Road, PO Box 749, Dubai, UAE	8017	-
Kodak Portuguesa Limited	12-10212	Citibank N.A Dubai, Al Wasl Branch, Sheikh Rashid Road, PO Box 749, Dubai, UAE	8009	-
Kodak Philippines, Ltd.	12-10211	Banco De Oro, 'GC Corporate Plaza, Legaspi St., Legaspi Village, Makati City, Philippines	2458	52,688
Kodak Philippines, Ltd.	12-10211	Citibank, Citibank Tower, 8741 Paseo De Roxas, Makati City, Philippines	6007	635,238
Kodak Philippines, Ltd.	12-10211	Citibank, Citibank Tower, 8741 Paseo De Roxas, Makati City, Philippines	6031	12,087,601
Kodak Philippines, Ltd.	12-10211	Citibank, Citibank Tower, 8741 Paseo De Roxas, Makati City, Philippines	6015	283,544
Kodak Philippines, Ltd.	12-10211	Citibank, Citibank Tower, 8741 Paseo De Roxas, Makati City, Philippines	6023	38,245

Notes to MOR-1a:
All amounts listed above are the bank balances as of the end of the month. Copies of bank statements and cash disbursement journals are not included in this MOR.  These items will be made available upon request.

[A]: Account set up for adequate assurance per Utility Motion.
[B]: Investment account not currently utilized.

In re Eastman Kodak Company		Form No.	MOR-2
		Case No. (Jointly Administered)	12-10202
		Reporting Period:	30-Apr-12
		Federal Tax I.D. #	16-0417150

Debtor Combined Statement of Operations (Unaudited)
(Amounts in $000's)
			TIME PERIOD:
			4/1/2012 - 4/30/2012
	April
Revenues	$156,029
Cost of sales	167,719
Gross profit	(11,690)
Selling, general and administrative expenses	34,946
Research and development costs	15,898
Restructuring costs, rationalization and other	(19)
Other operating (income) expenses	(1,774)
Loss from continuing operations before interest expense, other income (charges), net, Reorganization Items, net and income taxes	(60,741)
Interest expense	12,560
Other income (charges), net	(1,466)
Reorganization items, net	16,497
Loss from continuing operations before income taxes	(91,264)
Provision for income taxes	75
Loss from continuing operations	(91,339)
Income (loss) from discontinued operations	0
Net loss	$(91,339)

The notes to this monthly operating report are an integral part of these combined financial statements.

In re Eastman Kodak Company		Form No.	MOR-3
		Case No. (Jointly Administered)	12-10202
		Reporting Period:	30-Apr-12
		Federal Tax I.D. #	16-0417150

Debtor Combined Balance Sheet (Unaudited)
(Amounts in $000's)
	As of
	April 30, 2012
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$617,607
Trade receivables, net	219,444
Receivables and advances from non-debtor entities, net	251,374
Inventories, net	349,065
Deferred income taxes	10,150
Other current assets	46,821
Total current assets	1,494,461

Property, plant and equipment, net	512,555
Goodwill	143,765
Investment in non-debtor entities	1,986,770
Other long-term assets	63,389
Total Assets	$4,200,940

LIABILITIES AND EQUITY
CURRENT LIABILITIES
Accounts payable, trade	$200,896
Accrued income taxes	32,636
Other current liabilities	395,958
Total current liabilities	629,490

Long-term debt	738,854
Debtor-in-possession financing	670,010
Other long-term liabilities	295,184
Total long-term liabilities	1,704,048

Liabilities subject to compromise	2,995,525
Total Liabilities	5,329,063

Shareholders Equity (Deficit)	(1,128,123)
Total Liabilities and Shareholders Equity	$4,200,940

The notes to this monthly operating report are an integral part of these combined financial statements.

In re Eastman Kodak Company			Form No.	MOR-4
			Case No. (Jointly Administered)	12-10202
			Reporting Period:	30-Apr-12
			Federal Tax I.D. #	16-0417150

Status of Post-petition Taxes
(Amounts in $'s)
	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Ending Tax Liability

Payroll Taxes - Federal	$3,004	$11,575,785	$(11,575,939)	$2,850
Payroll Taxes - State and local	1,911,447	2,258,968	(3,169,346)	1,001,069
Real and Personal Property	-	-	-	-
Sales and Use	643,839	1,204,573	(1,344,059)	504,353
Intellectual Property Fees	-	1,760,604	(1,760,604)	-
Income / franchise taxes	-	30,000	(30,000)	-
Other	-	3,349	(3,349)	-
Total Taxes	$2,558,290	$16,833,279	$(17,883,297)	$1,508,272

Notes to MOR-4:
Eastman Kodak Company and related debtors received authority which allowed the payment of certain pre-petition income, sales, use, franchise and property taxes and other taxes, assessments, fees (including intellectual property) and similar charges. The tax rollforward only reflects the payment of post-petition taxes. Due to the volume of transactions related to tax returns and payments, these items will be made available upon request.

Eastman Kodak Company and related debtors are current on all post-petition payments other than disputes that arise in the ordinary course of business.

In re Eastman Kodak Company			Form No.	MOR-7
			Case No. (Jointly Administered)	12-10202
			Reporting Period:	30-Apr-12
			Federal Tax I.D. #	16-0417150

Debtor Questionnaire

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No	Explanation
1	Have any assets been sold or transferred outside the normal course of business this reporting period?	X		[A]
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X	[B]
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X	[C]
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X		[D]
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	X		[E]
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X		[F]
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?	X		[G]
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

[A]
During the reporting period, the Company sold certain assets out of the ordinary course of business for approximately $3 million, in accordance with the Order Approving Expedited Procedures for the Sale, Transfer, Donation and/or Abandonment of De Minimis Assets [Docket No. 445].

[B]
In the Cash Management Order, the Company included an exhibit of all Debtors' bank accounts.  No Debtor obligation has been paid from an account other than those listed on the exhibit.   There are non-debtor bank accounts managed by U.S. staff, but only payments to non-debtor creditors are paid from these accounts.

[C]
The Debtors filed a motion in the U.S. Bankruptcy Court on April 20, 2012 for entry of an order authorizing the Debtors to agree to certain accommodations (the “Accommodations”) requested by Old Republic Insurance Company (“ORIC”) and Old Insurance Company of Canada (“ORIC-Canada”) in connection with the May 1, 2012 renewal of the insurance policies provided by ORIC & ORIC-Canada to the Debtors.  The order was approved on April 30, 2012.

[D]	Pre-petition payments made during the respective period were based upon approval by the U.S. Bankruptcy Court. Due to the volume of transactions, support shall be furnished upon request.

[E]	Post-petition receivables due from related parties consist of intercompany activities between the Debtors and non-debtors. Due to the volume of transactions, support shall be furnished upon request.

[F]	Pre-petition tax payments were made during the respective period as approved by the U.S. Bankruptcy Court. Due to the volume of transactions, support shall be furnished upon request.

[G]
Post-petition loans received by the Debtors consisted of intercompany activities between the Debtors and non-debtors. Due to the volume of intercompany transactions, support shall be furnished upon request.